UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2012

NEWMARKET CORPORATION

(Exact Name of Registrant as Specified in Charter)

Virginia	1-32190	20-0812170
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

330 South Fourth Street, Richmond, Virginia		23219
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (804) 788-5000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 16, 2012, NewMarket Corporation, a Virginia corporation, issued a press release announcing that it has redeemed all outstanding 7.125% Senior Notes due 2016 (the “Senior Notes”), representing an aggregate principal amount of $150 million.

A copy of the press release has been filed as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description of Exhibit

99.1	Press release issued by the Company on April 16, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWMARKET CORPORATION

Date: April 16, 2012	By:	/s/ David A. Fiorenza
David A. Fiorenza
Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press release issued by the Company on April 16, 2012.